Exhibit 99.2

TechnipFMC Announces Offering of $850,000,000 Senior Notes

LONDON, PARIS, HOUSTON, January 19, 2021 - TechnipFMC plc (NYSE: FTI) (Paris: FTI), in anticipation of the previously announced planned separation (the “Spin-off”) into two industry-leading, independent, publicly traded companies: TechnipFMC, a fully integrated technology and services provider, and Technip Energies, a leading engineering and technology player, announced today that TechnipFMC intends to offer $850,000,000 aggregate principal amount of senior unsecured notes due 2026 (the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). TechnipFMC intends to use the net proceeds from the offering of the Notes, together with cash on hand, to (i) fully repay and terminate certain of TechnipFMC’s existing indebtedness, (ii) pay fees and expenses related to the Spin-off and (iii) provide working capital and for general corporate purposes for TechnipFMC.

The Spin-off is expected to be completed in the first quarter of 2021, subject to customary conditions and regulatory approvals. In order to provide flexibility in the current environment, if the Spin-off is not consummated on or prior to July 31, 2021 or the Spin-off is terminated or abandoned at any time prior to July 31, 2021, then TechnipFMC will be required to redeem all of the Notes at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to but not including the date of the redemption, which shall be determined in accordance with the confidential offering memorandum.

The Notes have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction, and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of these Notes or any security, nor shall there be any sale of the Notes, in any jurisdiction in which such offer, solicitation or sale would be unlawful. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Any offer of the securities in any Member State of the European Economic Area will be made pursuant to an exemption under Regulation (EU) 2017/1129 (the “Prospectus Regulation”) from the requirement to publish a prospectus for offers of securities. MiFID II professionals/ECPs-only / No PRIIPs KID – Manufacturer target market (MIFID II product governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPs key information document (“KID”) has been or will be prepared as not available to retail investors in the European Economic Area.

In the United Kingdom, this announcement and any other material in relation to the Notes are being distributed only to, and are directed only at, persons who are “qualified investors” (as defined in Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation)) who are (i) persons having professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the "Order"), or (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order, or (iii) persons to whom it would otherwise be lawful to distribute it, all such persons together being referred to as "Relevant Persons". In the United Kingdom, the Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Notes will be engaged in only with, Relevant Persons. Any person in the United Kingdom that is not a Relevant Person should not act or rely on this announcement or its contents. The Notes are not being offered to the public in the United Kingdom. UK MiFIR product governance / Professional investors and ECPs only target market – Manufacturer target market (MIFID II product governance) is eligible counterparties and professional clients only (all distribution channels). No KID has been or will be prepared as not available to retail investors in the United Kingdom.

About TechnipFMC

TechnipFMC is a global leader in the energy industry; delivering projects, products, technologies and services. With our proprietary technologies and production systems, integrated expertise, and comprehensive solutions, we are transforming our customers’ project economics.

Organized in three business segments — Subsea, Surface Technologies and Technip Energies — we are uniquely positioned to deliver greater efficiency across project lifecycles from concept to project delivery and beyond. Through innovative technologies and improved efficiencies, our offering unlocks new possibilities for our customers in developing their energy resources and in their positioning to meet the energy transition challenge.

Each of our approximately 36,000 employees is driven by a steady commitment to clients and a culture of project execution, purposeful innovation, challenging industry conventions, and rethinking how the best results are achieved.

Forward-Looking Statements

This release contains "forward-looking statements" as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. Words such as “expect,” “plan,” “intend,” “would,” “will,” and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature, and include any statements with respect to the potential separation of the Company into TechnipFMC and Technip Energies, the expected financial and operational results of TechnipFMC and Technip Energies after the potential separation and expectations regarding TechnipFMC’s and Technip Energies’ respective capital structures, businesses or organizations after the potential separation. Such forward-looking statements involve significant risks, uncertainties and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. For information regarding known material factors that could cause actual results to differ from projected results, please see our risk factors set forth in our filings with the United States Securities and Exchange Commission, which include our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, our filings with the Autorité des marchés financiers or the U.K. Financial Conduct Authority, as well as the following:

•
risks associated with disease outbreaks and other public health issues, including the coronavirus disease 2019 (COVID-19), their impact on the global economy and the business of our company, customers, suppliers and other partners, changes in, and the administration of, treaties, laws, and regulations, including in response to such issues and the potential for such issues to exacerbate other risks we face, including those related to the factors listed or referenced below;

•	risks associated with the impact or terms of the potential separation;

•
risks associated with the benefits and costs of the potential separation, including the risk that the expected benefits of the potential separation will not be realized within the expected time frame, in full or at all;

•
risks that the conditions to the potential separation, including regulatory approvals, will not be satisfied and/or that the potential separation will not be completed within the expected time frame, on the expected terms or at all;

•	the expected tax treatment of the potential separation, including as to shareholders in the United States or other countries;

•	risks associated with the sale by TechnipFMC of shares of Technip Energies to Bpifrance, including whether the conditions to closing will be satisfied;

•
changes in the shareholder bases of the Company, TechnipFMC and Technip Energies, and volatility in the market prices of their respective shares, including the risk of fluctuations in the market price of Technip Energies’ shares as a result of substantial sales by TechnipFMC of its interest in Technip Energies;

•	risks associated with any financing transactions undertaken in connection with the potential separation;

•
the impact of the potential separation on our businesses and the risk that the potential separation may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, governmental authorities, suppliers, employees and other business counterparties; and

•	downgrade in the ratings of our debt could restrict our ability to access the debt capital markets.

We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

Contacts

Investor relations

Matt Seinsheimer
Vice President Investor Relations
Tel: +1 281 260 3665
Email: Matt Seinsheimer

Phillip Lindsay
Director Investor Relations (Europe)
Tel: +44 (0) 20 3429 3929
Email: Phillip Lindsay

Media relations

Christophe Bélorgeot
Senior Vice President Corporate Engagement
Tel: +33 1 47 78 39 92
Email: Christophe Belorgeot

Brooke Robertson
Public Relations Director
Tel: +1 281 591 4108
Email: Brooke Robertson